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                                                                   EXHIBIT 23.02

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated January 16, 1998, with respect to the financial statements of The Kinetics Group, Inc. included in the Current Report on Form 8-K/A of United States Filter Corporation.

                                                     /s/ ERNST & YOUNG LLP

Walnut Creek, California
February 4, 1998